                       SUPPLEMENT DATED MARCH 9, 2010 TO

                     PROSPECTUS DATED JANUARY 19, 2010 FOR

         FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                GENWORTH LIFE OF NEW YORK VA SEPARATE ACCOUNT 3

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR VARIABLE ANNUITY PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

The Board of Trustees (the "Board") of the Genworth Variable Insurance Trust (the "Trust") has unanimously approved a Plan of Reorganization under which the Genworth Putnam International Capital Opportunities Fund and Genworth Thornburg International Value Fund (the "Acquired Funds") would be combined with and into the Genworth Enhanced International Index Fund (the "Acquiring Fund"). The Plan of Reorganization provides for (i) the reduction of each Acquired Fund's portfolio holdings to cash; (ii) the acquisition by the Acquiring Fund of substantially all of each Acquired Fund's assets in exchange for shares of beneficial interest of the Acquiring Fund; (iii) the pro rata distribution by each Acquired Fund to its shareholders of shares of the Acquiring Fund in liquidation of the Acquired Fund; and (iv) the subsequent termination of each Acquired Fund.

The decision of the Board to reorganize the Acquired Funds into the Acquiring Fund is subject to approval by the shareholders of each Acquired Fund, voting separately, and the proposed Plan of Reorganization will be submitted to shareholders for their approval at a special meeting of shareholders during the second quarter of 2010. A combined prospectus/proxy statement that contains more information about the reorganization will be mailed to shareholders in advance of the special meeting. If the reorganization is approved by shareholders, it is expected that the reorganization will also occur in the second quarter of 2010.

If approved, on the date of the reorganization, contract owners who have Contract Value allocated to the Subaccount investing in either of the Genworth Putnam International Capital Opportunities Fund -- Service Shares or Genworth Thornburg International Value Fund -- Service Shares on the date of the reorganization will, therefore, have that Contract Value transferred to the Subaccount investing in the Genworth Enhanced International Index Fund -- Service Shares. We intend to add the Genworth Enhanced International Index Fund -- Service Shares as an available investment option under your contract on or before the date of the reorganization. Information about the investment objective and investment adviser for the Genworth Enhanced International Index Fund -- Service Shares is provided below:

  SUBACCOUNT INVESTING IN                  INVESTMENT OBJECTIVE                    ADVISER
  --------------------------------------------------------------------------------------------------
  GENWORTH ENHANCED INTERNATIONAL  The fund's investment objective is to  Genworth Financial Wealth
  INDEX FUND -- SERVICE SHARES     outperform the Morgan Stanley Capital  Management, Inc.
                                   International Europe, Australasia and
                                   Far East Index ("MSCI EAFE Index")
                                   while maintaining a market level of
                                   risk.
  --------------------------------------------------------------------------------------------------

48928NY SUPPA 03/09/10